A Leader in Medication Management and Patient Safety October 6th, 2014 Exhibit 99.2

IMPORTANT INFORMATION FOR INVESTORS
In connection with the proposed transaction, BD will file with the SEC a registration statement on Form S–4 that will constitute a prospectus of BD and include a proxy statement of CareFusion. BD and CareFusion also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE
PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN
THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by BD and
CareFusion with the SEC at the SEC’s website at
www.sec.gov.
In addition, you will be able to obtain free copies of these documents by phone, email or written request by contacting the investor relations department of BD or CareFusion at the following: Monique Dolecki, BD Investor Relations 201-847-5378 or Jim Mazzola, CareFusion Investor Relations  858-
617-1203.
PARTICIPANTS IN THE SOLICITATION
BD and CareFusion and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.
Information about BD's directors and executive officers is available in BD's proxy statement dated December 19, 2013, for its 2014 Annual Meeting of Shareholders and in its subsequent filings with the SEC. Information about CareFusion’s directors and executive officers is available in CareFusion's proxy statement dated September 25, 2014, for its 2014
Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from BD or CareFusion as indicated above. This slide presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

This slide presentation contains certain estimates and other forward-looking statements (as defined under Federal securities laws).
Forward looking statements generally are accompanied by words such as “will”, "expect", "outlook" or other similar words, phrases or expressions.  These forward-looking statements include statements regarding the estimated or anticipated future results of BD, and of the combined company following BD’s proposed acquisition of CareFusion, the anticipated benefits of the proposed combination, including estimated synergies, the expected timing of completion of the transaction and other statements that are not historical facts.
These statements are based on the current expectations of BD and CareFusion management and are not predictions of actual performance.  These statements are subject to a number of risks and uncertainties regarding BD and CareFusion’s respective businesses and the proposed acquisition, and actual results may differ materially.  These risks and uncertainties include, but are not limited to, the ability of the parties to successfully close the proposed acquisition, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction; risks relating to the integration of CareFusion’s operations, products and employees into
BD and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe; the outcome of any legal proceedings related to the proposed merger; access to available financing for the refinancing of BD’s or CareFusion’s debt on a timely basis and reasonable terms; the ability to market and sell
CareFusion’s products in new markets, including the ability to obtain necessary regulatory product registrations and clearances; the loss of key senior management or other associates; the anticipated demand for BD’s and CareFusion’s products, including the risk of future reductions in government healthcare funding, changes in reimbursement rates or changes in healthcare practices that could result in lower utilization rates or pricing pressures; the impact of competition in the medical device industry; the risks of fluctuations in interest or foreign currency exchange rates; product liability claims; difficulties inherent in product development, including the timing or outcome of product development efforts, the ability to obtain regulatory approvals and clearances and the timing and market success of product launches; risks relating to fluctuations in the cost and availability of raw materials and other sourced products and the ability to maintain favorable supplier arrangements and relationships; successful compliance with governmental regulations applicable to BD, CareFusion and the combined company; changes in regional, national or foreign economic conditions;
uncertainties of litigation, as well as other factors discussed in BD’s and CareFusion’s respective filings with the Securities Exchange
Commission.  BD and CareFusion do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

Speakers on Today’s Call
1
Christopher Reidy
CFO and EVP,
Administration
Becton, Dickinson & Co.
Kieran Gallahue
Chairman & CEO
CareFusion Corp.
Vince Forlenza
Chairman, CEO &
President
Becton, Dickinson & Co.

Accelerates BD’s strategy to
deliver complete solutions that
meet evolving industry needs
Builds scale and depth to
create unique growth
opportunities, leveraging
BD’s international footprint
Creates meaningful value for
shareholders, customers and
employees around the world
Compelling Strategic Transaction
Compelling Strategic Transaction
$12 billion in combined
annualized revenues
46,000 employees
worldwide
Presence in almost every
country in the world
Significantly increases BD’s
addressable opportunity
A Leader in Medication
Management and
Patient Safety

Key Highlights
BD is a company with strong values and a track record of success
Announcement accelerates CareFusion’s plans to build greater scale
New growth opportunities for products in emerging markets and expands global reach by leveraging BD’s international infrastructure
Offers a complete suite of medication management and patient safety solutions
The hard work of CareFusion’s 17,000 employees got us here today

Accelerates BD’s Strategy
Built targeted M&A capabilities
Emerging market investments
Enhanced operational efficiencies
R&D spending reallocation
2010 to 2012
2013 to 2014
Today
Becoming a provider of complete
healthcare solutions
Moved into near adjacencies
Accelerated revenue growth
Delivered higher quality of earnings
New products as a percentage of sales increased from 8% to 15%
Improving outcomes and quality of care
Lowering cost of healthcare delivery
Increasing access to healthcare
Optimizing patient and healthcare worker safety
Addressing
Unmet Needs:

Closed System Drug Transfer Device	Robotics	Workflow Automation	Automated Packaging	Outsourced Pharmacy Vendor	Drugs/IV Solutions	Bar Code Supported Medication Prep	Automated Med Dispensing Cabinets	Syringes	IV Sets/Connectors	IV Catheters	CVC/PICC	Flush	Skin Prep	Large Volume Pumps	Syringe Pumps	Ambulatory Pumps	Regional Anesthesia	Bar Code Supported Medication Admin	Infection Surveillance	Medication Management Data Analytics
	●					○	○		●	○	●		●					○			
	○		○	●			●	●		●				●	●	●	●		●	●	●
	●		○	●		○	●	●	●	●	●		●	●	●	●	●	●	●	●	●

Builds Scale and Depth in
Medication Management
BD
Prepare Dispense Administer Monitor
CareFusion
BD+CareFusion
More than doubles BD Medical’s
addressable opportunity from
about $8B to $16B
Becomes a global leader in medication
management, with a leading informatics
platform across value chain
Leading Position New/Small Position Smart Solution

Leveraging BD’s
International Footprint
Leverage BD’s investments in Asia
Pacific, Latin America, EMEA
Accelerate uptake of CareFusion
products and solutions tailored
to these markets
75%
Developed
Emerging
U.S.
20%
5%
42%
Developed
Emerging
U.S.
33%
25%
Emerging
Optimize end-to-end medication
management process from drug
preparation to dispensing and
administration
Accelerate core and new product
uptake via strengthening call points
Developed
Opportunity for Growth

Transaction
Terms
Represents per share consideration for CareFusion shareholders of:
Financing and
Balance Sheet
Impact
Permanent financing expected to be in the form of available cash and unsecured notes
BD currently has $9 billion of fully committed bridge financing in place
Timing
Transaction expected to close in first half of calendar year 2015, subject to regulatory and CareFusion shareholder approvals
Transaction Overview
BD to assume ~$2.0 billion of CareFusion debt and $1.8 billion of cash
$49.00 in cash
0.0777 shares of new BD shares
CareFusion shareholders to own approximately 8% of the combined company
Total consideration of $12.2 billion in cash and BD stock

Creates Meaningful Value for
Shareholders
Growth
Synergies
Earnings
Impact and
Returns
Balance Sheet
Implications
Capital Allocation
Policy
Stronger platform for diversified growth
Leverage BD’s strong international presence to accelerate growth of
CareFusion products
Consistent with BD’s long term revenue growth aspirations
Approximately $250 million of cost synergies
Fully realized in FY 2018
Reduced overhead expenses and efficiencies resulting from the combined operational and manufacturing footprint
Attractive return profile and strong cash flow
Double-digit accretive to cash EPS in the first full year, accretive to
GAAP EPS by FY 2018
Deliver strong ROIC
Expand EBITDA margins
Commitment to investment grade rating
Pro forma leverage ratio of ~4.3x LTM Adjusted EBITDA
Net leverage ratio of ~3.2x
Committed to maintaining solid investment grade rating
Commitment to grow the current dividend per share in line with our expectations for long term earnings growth
Expect to suspend share buyback program in the near-term to focus on deleveraging and the dividend

Detailed Execution Plan for a
Detailed Execution Plan for a
Seamless Integration
Seamless Integration
Designated integration planning team led by BD Chief Operating
Officer Bill Kozy
Team includes senior members of both organizations by geography, function and business unit
Confident in ability to achieve identified cost synergies
CareFusion businesses will be reported within BD Medical segment
Building dynamic organization that brings together two world class companies

Compelling Strategic Transaction
Compelling Strategic Transaction
A Leader in Medication
Management and
Patient Safety
$12 billion in combined
annualized revenues
46,000 employees
worldwide
Presence in almost every
country around the world
Significantly increases BD’s
addressable opportunity

14 BD, BD Logo and all other trademarks are the property of Becton, Dickinson and Company.